UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Nissan Auto Receivables 2016-B Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001671083

Nissan Auto Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Corporation

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-208544-02	38-7157687
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On April 27, 2016 (the “Closing Date”), Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail motor-vehicle installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On the Closing Date, Nissan Auto Receivables 2016-B Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of March 29, 2015, as amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank National Association, as certificate registrar and paying agent, entered into that certain Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, NMAC, as servicer, and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into that certain Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also on the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and the Indenture Trustee, of certain notes in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 (collectively, the “Notes”). Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,500,000,00 were sold to SG Americas Securities, LLC, Citigroup Global Markets Inc., Lloyds Securities Inc., HSBC Securities (USA) Inc., Mizuho Securities USA Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC (together, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of April 18, 2016, by and among NARC II, NMAC and SG Americas Securities, LLC, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-208544).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Asset Representations Review Agreement and as Exhibit 10.5 is the Amended and Restated Trust Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of April 27, 2016, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, dated as of April 27, 2016, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 10.4	Asset Representations Review Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, dated as of April 27, 2016, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Riley A. McAndrews
Name: Riley A. McAndrews
Title: Assistant Treasurer

Date:    April 28, 2016

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of April 27, 2016, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, dated as of April 27, 2016, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 10.4	Asset Representations Review Agreement, dated as of April 27, 2016, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, dated as of April 27, 2016, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.